[LOGO] LIBERTY
                                    ALL*STAR
                                  -----------
                                  GROWTH FUND

                                [COVER GRAPHIC]

                              SMALL-CAP    MID-CAP

                                   LARGE-CAP

                            THIRD QUARTER REPORT 2000

                              [BACKGROUND GRAPHIC]

LIBERTY ALL-STAR GROWTH FUND, INC.

                                  2nd Quarter           3rd Quarter
Fund Facts                            2000                 2000
----------                        -----------           -----------

Net Asset Value (NAV)                $13.90               $13.91

Market Price                         $11.875              $12.250

Quarter End Discount                  14.6%                11.9%

Dividends Declared                    $0.33                $0.36

Market Price Trading Range      $9.875 to $12.125   $11.438 to $12.563

Discount Range                   23.9% to 13.5%        18.9% to 9.5%

                                                    Annualized Rates of Return
                                                    --------------------------
Performance Summary                          9        1        3       4 3/4
Periods Ending Sept. 30, 2000     Quarter  Months    Year     Year     Year*
-----------------------------     -------  ------    ----     ----     -----

Shares Valued at NAV                2.6%    11.2%    32.2%    13.7%    18.1%

Shares Valued at NAV
with Dividends Reinvested           3.0     12.8     34.2     14.5     18.8

Shares Valued at Market Price
with Dividends Reinvested           6.2     23.5     37.6     10.5     18.6

Lipper Multi-Cap Core
Mutual Fund Average                 1.5      4.5     21.6     13.2     18.0

Lipper Multi-Cap Growth
Mutual Fund Average                 2.7     10.1     53.4     27.7     25.5

Russell Midcap Index                6.8     12.3     31.6     13.9     18.5

Figures shown for the Fund and the Lipper Multi-Cap Core and Multi-Cap Growth Mutual Fund Averages are total returns, which include dividends, after deducting fund expenses. The Fund's reinvested returns assume all primary subscription rights in the Fund's rights offering were exercised. Figures shown for the unmanaged Russell Midcap Index are total returns, including income.

*Liberty Asset Management Company (LAMCO) assumed complete management of the Fund in November 1995, therefore, 1996 represents the first full calendar year of management by LAMCO.

                                                              PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Fellow Shareholders:                                                October 2000

      Many growth stocks experienced a correction during the third quarter. Much has been said and written about squeezing the speculative excess out of the market, and that process appears to be taking place. Investors are becoming much more selective, and are once again basing buy and sell decisions on fundamentals, such as sustainable earnings, sound business models and financial strength. Despite the weakness in growth stocks, Liberty All-Star Growth Fund posted positive returns and performed well compared to relevant benchmarks for the third quarter. More importantly, the Fund continued to build on its solid long-term performance.

      The Fund's third quarter return valued at net asset value (NAV) with dividends reinvested exceeded both the Lipper Multi-Cap Core Mutual Fund Average and the Lipper Multi-Cap Growth Mutual Fund Average. The Fund's market price return with dividends reinvested was even stronger, reflecting the ongoing narrowing of the Fund's discount to a level more in line with its historic norm. The Fund's returns, no matter how they are measured, are into double digits year-to-date and in excess of 30 percent for the trailing 12 months. We are gratified with this performance, especially in light of the fact that the Fund was recently transitioned to its final structure. Let me pause for a moment to review that structural change, as I believe it is important for shareholders to understand our long-term strategy.

      The third quarter was the first complete quarter for our all-cap growth strategy. We now have three portfolio managers implementing complementary growth strategies across all market capitalizations:

      o     M.A. Weatherbie & Co. -- Small-capitalization growth

      o     TCW Investment Management Company -- Mid-capitalization growth

      o     William Blair & Company -- Large-capitalization growth

The retention of TCW Investment Management Company on May 1 of this year completed this structure. The Fund's assets are now approximately equally divided among these three complimentary growth style managers, each focusing on a specific capitalization range. This structure gives the Fund exposure to small, mid, and large capitalization growth stocks, which enhanced the Fund's results in the third quarter.

      It is interesting to note the disparity in performance that the different capitalization ranges produced during the third quarter. The Russell Large and Small capitalization growth indices declined by 5.4 percent and 4.0 percent respectively, while the Russell Midcap Growth Index actually rose by 2.5 percent, as the chart on the following page illustrates.


                                                 LIBERTY ALL-STAR GROWTH FUND  1

--------------------------------------------------------------------------------

                   Fund Returns Versus Russell Growth Indices
                               Third Quarter 2000

        [The following information was represented as a bar chart in the printed materials.]

--------------------------------------------------------------------------------

                                                                   Market
    Large       Mid       Small     "Blend"*       NAV             Price
     Cap        Cap        Cap                  Reinvested       Reinvested
    -5.4%       2.5%      -4.0%      -2.3%         3.0%             6.2%

--------------------------------------------------------------------------------

*Average of the three Russell Growth Indices.

By averaging the performance of each of these growth indices, the bar labeled "Blend" was created. Since the Fund has assets equally invested across the three capitalization ranges, the "Blend" of all three is an appropriate measure to use for evaluating the Fund's performance. For the third quarter, the "Blend" declined 2.3 percent. By comparison, the Fund's performance was positive as reflected by the two bars to the right. Measured by NAV with dividends reinvested, the Fund returned 3.0 percent. When Fund shares are valued at market price with dividends reinvested, the Fund returned a strong 6.2 percent. It is the ability to perform consistently over longer time periods that the Fund's multi-managed structure seeks to deliver, and it proved its merits in the third quarter given the dispersion in returns across the various capitalization ranges.

      Whatever happens in the last quarter of 2000, it is safe to say the stock market will fall short of the stellar performance of the previous three years. We asked our three portfolio managers to assess the year through the first nine months and they highlight some specific stock decisions, their comments begin on page 8.

      We are pleased to have a sound, long-term growth strategy in place for you, and we are confident it will prove rewarding over time. As always, thank you for your continuing support of the Fund.

Sincerely,


/s/ William R. Parmentier, Jr.

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Growth Fund, Inc. and
Liberty Asset Management Company


2  LIBERTY ALL-STAR GROWTH FUND

                                           INVESTMENT GROWTH AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

    [The following table was represented as a mountain chart in the printed material.]

Includes Additional Investments
Made Through Rights Offering                   $25.90(2)

Net Asset Value of Shares
Acquired Through Distributions
Reinvestment                                   $23.54(2)

Net Asset Value Per Share
Plus Distributions Paid                        $19.76(1)

1. Net asset value (NAV) of one share of the Fund as of 9/30/00 plus distributions paid since 1996, which is the first full year that Liberty Asset Management Company assumed complete management responsibilities.
2. To evaluate your investment in the Fund, these values should be used. Each shows how your investment has fared by reinvesting the Fund's distributions. The upper value includes additional investments made through the rights offering in 1998.

      The above chart illustrates the net asset value (NAV) growth of an original share of the Fund since 1996, which is the first full year that Liberty Asset Management Company assumed complete management responsibilities, through September 30, 2000.

      The bottom region of the chart reflects NAV growth assuming all distributions were received in cash and not reinvested back into the Fund. As of September 30, 2000, the NAV grew to $19.76 (current NAV of $13.91 plus distributions since 1996 totaling $5.85).

      Moving up the chart, the middle region depicts additional value added through the reinvestment and compounding of distributions. An original share with distributions reinvested grew to $23.54 (1.692 shares times the current NAV of $13.91).

      On one occasion, the Fund allowed the purchase of additional shares of the Fund at a discount through a rights offering. The top region illustrates the additional value added assuming participation in the rights offering and the reinvestment of all distributions. An original share grew to $25.90 (1.862 shares times the current NAV of $13.91).


                                                 LIBERTY ALL-STAR GROWTH FUND  3

A TABLE OF PER-SHARE VALUES, DISTRIBUTIONS AND REINVESTMENT /
DISTRIBUTION POLICY
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                          Shares       Shares
               Shares                   Purchased     Acquired    Shares       NAV(2)              Market Price  Total Market
              Owned At                   Through      Through     Owned      Per Share  Total NAV    Per Share     Price Of
              Beginning   Per Share    Reinvestment    Rights     At End      At End    Of Shares     At End        Shares
Year          Of Period  Distributions   Program      Offering  Of Period    Of Period    Owned      Of Period      Owned
-----------------------------------------------------------------------------------------------------------------------------
1996(1)         1.000       $1.02          0.107         --        1.107       $11.27     $12.48        $9.25      $10.24
-----------------------------------------------------------------------------------------------------------------------------
1997            1.107        1.24          0.125         --        1.232        12.89      15.88       11.938       14.71
-----------------------------------------------------------------------------------------------------------------------------
1998            1.232        1.35          0.159      0.130(3)     1.521        13.03      19.82       11.438       17.40
-----------------------------------------------------------------------------------------------------------------------------
1999            1.521        1.23          0.188         --        1.709        13.44      22.97       10.813       18.48
-----------------------------------------------------------------------------------------------------------------------------
2000
1st Quarter     1.709        0.32          0.051         --        1.760        14.34      25.24       11.000       19.36
2nd Quarter     1.760        0.33          0.049         --        1.809        13.90      25.15       11.875       21.48
3rd Quarter     1.809        0.36          0.053         --        1.862        13.91      25.90       12.250       22.81
-----------------------------------------------------------------------------------------------------------------------------

1. Represents the first full year that Liberty Asset Management Company assumed complete management responsibility for the Fund.
2.    Net Asset Value.
3. Rights offering completed in July 1998. One share offered at $12.41 for every 10 shares owned.

DISTRIBUTION POLICY

Liberty All-Star Growth Fund, Inc.'s current policy, in effect since 1997, is to pay distributions on its common stock totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the amount required to be distributed under the 10 percent pay-out policy, the Fund may, at its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.


4  LIBERTY ALL-STAR GROWTH FUND

                                    PORTFOLIO MANAGERS/PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

THE FUND'S THREE GROWTH PORTFOLIO MANAGERS AND THE MARKET CAPITALIZATION THEY FOCUS ON:

M.A. WEATHERBIE & CO., INC. (SMALL-CAP GROWTH)

Companies with enduring competitive advantages and high, sustainable earnings growth.

TCW INVESTMENT MANAGEMENT COMPANY (MID-CAP GROWTH)

Companies with competitive advantages and superior business models that should result in rapidly growing sales and earnings.

WILLIAM BLAIR & COMPANY, L.L.C. (LARGE-CAP GROWTH)

Companies that have demonstrated consistent high rates of growth and are highly profitable.

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of the Fund's multi-managed portfolio. The characteristics are different for each of the Fund's three portfolio managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the S&P/Barra Growth SmallCap, MidCap and LargeCap indices.

PORTFOLIO                                     MARKET CAPITALIZATION SPECTRUM
CHARACTERISTICS
AS OF SEPTEMBER 30, 2000                      SMALL                    LARGE
(UNAUDITED)                                   ------------------------------

                                              ------------------------------

---------------------------------------------------------------------------------------------------------------
                                     S&P/BARRA GROWTH:
                           ------------------------------------
                             SmallCap      MidCap     LargeCap        M.A.                 William      Total
                            600 Index    400 Index    500 Index    Weatherbie     TCW       Blair        Fund
---------------------------------------------------------------------------------------------------------------
Number of Holdings             178          137          109           58          60          30         138
---------------------------------------------------------------------------------------------------------------
Median Market
Capitalization (billions)     $0.7         $2.7        $20.1         $1.7        $8.5       $30.3        $5.7
---------------------------------------------------------------------------------------------------------------
Average Five-Year
Earnings Per Share
Growth                         11%           7%          19%          30%         33%         23%         27%
---------------------------------------------------------------------------------------------------------------
Dividend Yield                0.3%         0.2%         0.7%         0.1%        0.2%        0.4%        0.2%
---------------------------------------------------------------------------------------------------------------
Average Price/
Earnings Ratio                 27x          35x          45x          32x         55x         36x         37x
---------------------------------------------------------------------------------------------------------------
Average Price/Book
Value Ratio                   5.4x         7.2x         9.8x         6.6x        6.0x        7.2x        6.7x
---------------------------------------------------------------------------------------------------------------


                                                 LIBERTY ALL-STAR GROWTH FUND  5

TOP 50 HOLDINGS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   RANK      RANK                                         MARKET
   AS OF     AS OF                                         VALUE     PERCENT OF
  9/30/00   6/30/00     SECURITY NAME                     ($000)     NET ASSETS
--------------------------------------------------------------------------------
     1         2        Bed Bath & Beyond, Inc.           $7,555        3.3%
     2         3        Siebel Systems, Inc.               7,258        3.2
     3         7        Paychex, Inc.                      5,237        2.3
     4         5        VeriSign, Inc.                     5,125        2.3
     5         8        Automatic Data Processing, Inc.    5,083        2.2
     6         6        Concord EFS, Inc.                  4,893        2.2
     7        26        Micrel, Inc.                       4,153        1.8
     8        14        American International Group, Inc. 4,037        1.8
     9        15        Robert Half International, Inc.    4,020        1.8
    10        27        Juniper Networks, Inc.             3,985        1.8
    11        11        Genentech, Inc.                    3,974        1.8
    12        17        Molex, Inc.                        3,829        1.7
    13        12        The Home Depot, Inc.               3,821        1.7
    14        36        Financial Federal Corp.            3,604        1.6
    15        16        Xilinx, Inc.                       3,365        1.5
    16         1        Intel Corp.                        3,338        1.5
    17        21        Solectron Corp.                    3,321        1.5
    18        18        Dollar Tree Stores, Inc.           3,297        1.5
    19        40        MBNA Corp.                         3,263        1.4
    20        29        State Street Corp.                 3,224        1.4
    21        22        Catalina Marketing Corp.           3,197        1.4
    22        10        Nokia Corp. ADR                    3,185        1.4
    23         4        Westwood One, Inc.                 3,176        1.4
    24        43        MiniMed, Inc.                      3,137        1.4
    25        13        Vodafone Group PLC                 3,053        1.3
    26        28        Fastenal Co.                       3,011        1.3
    27        25        Medtronic, Inc.                    2,850        1.3
    28        31        Cognex Corp.                       2,794        1.2
    29        52        Ariba, Inc.                        2,736        1.2
    30        44        Freddie Mac                        2,717        1.2
    31        32        National Instruments Corp.         2,527        1.1
    32        39        Pride International, Inc.          2,466        1.1
    33        49        99 Cents Only Stores               2,382        1.1
    34        45        Maxim Integrated Products, Inc.    2,381        1.1
    35         9        Linear Technology Corp.            2,354        1.0
    36        60        Investors Financial Services Corp. 2,343        1.0
    37        19        Yahoo! Inc.                        2,275        1.0
    38        New       Baxter International, Inc.         2,272        1.0
    39        48        Cintas Corp.                       2,268        1.0
    40        47        Elan Corp. ADR                     2,234        1.0
    41        35        Family Dollar Stores, Inc.         2,216        1.0
    42        34        Investment Technology Group, Inc.  2,205        1.0
    43        30        Microchip Technology, Inc.         2,195        1.0
    44        53        Acxiom Corp.                       2,124        0.9
    45        37        American Tower Corp.               2,107        0.9
    46        42        Oracle Corp.                       1,969        0.9
    47        59        Whole Foods Market, Inc.           1,933        0.9
    48        20        Sprint Corp. (FON Group)           1,759        0.8
    49        38        AT&T Corp. - Liberty Media Group   1,728        0.8
    50        78        EchoStar Communications Corp.      1,656        0.7


6  LIBERTY ALL-STAR GROWTH FUND

                                        MAJOR STOCK CHANGES IN THE THIRD QUARTER
--------------------------------------------------------------------------------

The following are the major ($500,000 or more) stock changes -- both purchases and sales -- that were made in the Fund's portfolio during the third quarter of 2000.

--------------------------------------------------------------------------------
                                                        SHARES
                                           -------------------------------------
SECURITY NAME                              PURCHASED    SOLD     AS OF 9/30/00
--------------------------------------------------------------------------------

Aether Systems, Inc.                         5,000                    5,000
Aspen Technology, Inc.                      18,770                   18,770
Baxter International, Inc.                  28,469                   28,469
Clarent Corp.                               19,000                   19,000
Cognex Corp.                                21,300                   70,845
Eli Lilly & Co.                             18,275                   18,275
Predictive Systems, Inc.                    36,610                   51,130
Tidewater, Inc.                             18,700                   18,700
Zebra Technologies Corp.                    17,800                   17,800

BMC Software, Inc.                                    (26,200)            0
CheckFree Corp.                                       (16,785)       19,770
Computer Sciences Corp.                               (13,100)       12,100
Concord EFS, Inc.                                     (31,400)      137,770
E*TRADE Group, Inc.                                   (43,400)            0
Extreme Networks, Inc.                                (13,430)            0
GetThere.com, Inc.                                    (35,050)            0
Illinois Tool Works, Inc.                             (10,000)       25,100
Intel Corp.                                            (5,100)       80,200*
Linear Technology Corp.                               (26,450)       36,350
MedQuist, Inc.                                        (48,655)       36,060
PacifiCare Health Systems, Inc.                       (16,450)            0
Peregrine Systems, Inc.                               (25,385)            0
Royal Caribbean Cruises Ltd.                          (35,300)            0
Stanford Microdevices, Inc.                           (15,595)        8,930
Texas Instruments, Inc.                               (19,050)       22,150

* Adjusted for stock split.


                                                 LIBERTY ALL-STAR GROWTH FUND  7

MANAGER ROUNDTABLE
--------------------------------------------------------------------------------

[PHOTO] MATTHEW A. WEATHERBIE
        M. A. Weatherbie & Co., Inc.
        (Small-capitalization growth)

[PHOTO] DOUGLAS S. FOREMAN
        TCW Investment
        Management Company
        (Mid-capitalization growth)

[PHOTO] JOHN F. JOSTRAND
        William Blair &
        Company, L.L.C.
        (Large-capitalization growth)

Third Quarter
Analysis and Assessment

Three Quarters into the Year, the Portfolio Managers Share their Thoughts on the Stock Market and on Specific Stocks

For investors, the millennium year started like New Year's fireworks. But with the coming of the second quarter, the market pulled back. The summer saw stocks in a trading range, but late in the season a moderate rally took hold. September was another matter (as were early trading days in October) as stocks fell prey to investor worries over earnings, the viability of certain dot-coms, higher energy prices and the combination of a strong U.S. dollar/weak euro.

The Fund Manager, Liberty Asset Management Company, felt this would be a good opportunity for a "reality check" with the fund's three managers. We asked about the market overall and about specific stocks that they have bought or sold recently. The following are their responses.

--------------------------------------------------------------------------------
The views expressed in this interview represent the portfolio managers' views at the time of the discussion (October 2000) and are subject to change.
--------------------------------------------------------------------------------

LAMCO: Please give us your assessment of the stock market through the first nine months of the year, with an emphasis on growth style investing.

WEATHERBIE: Since the market for highly speculative dot-com stocks broke in early March, investors have become more disciplined and rational in distinguishing high quality, fast growing, well managed, and profitable companies from the rest. These are the types of companies we invest in on behalf of fund shareholders. Because they have, overall, delivered strong earnings growth and have had and continue to have reasonable valuations, they've showed solid investment returns in what has been a flattish market.

JOSTRAND: The first nine months of this year have been marked by dizzying volatility. To put things in perspective, as of October 6, the Nasdaq had declined 33% over the preceding 150 trading days.


8  LIBERTY ALL-STAR GROWTH FUND

--------------------------------------------------------------------------------

The last time it performed this poorly was the 1974 bear market. This year has seen vicious rotations from tech to perceived bastions of safety -- energy, health care and financials. The stock market has battled the demons of a slowdown in corporate profit growth, higher energy prices, weak foreign currencies and the digestion of five consecutive years of outsized gains. Growth managers have found themselves relying more and more on their stock picking prowess. Skittish investors have treated underachieving growth stocks with utmost disdain. As always, growth investors have had to be sure of sound fundamentals, flawless execution and a clear business model when choosing stocks. Companies that have demonstrated these characteristics over the long term have done well this year.

FOREMAN: The key issue that continues to have a significant effect on the performance of a number of emerging growth areas in our portfolio is the continued change in Internet spending patterns. Spending is moving from free wheeling dot-com startups to more established "bricks and mortar" companies. Ultimately, these companies are likely to spend much more than dot-coms ever did on hardware, software and services to Internet-enable their businesses. This transition is challenging, but these large enterprises tend to have longer sales cycles. Additionally, a sharp drop in Internet advertising spending has caused investors to dump radio and media stocks, even though ad spending is still growing at nearly double-digit rates. Internet company problems could be affecting everything from computers and cell phones to software and semiconductors, as expenditures on all kinds of equipment and services were inflated by the billions of dollars that were raised by the dot-com companies and quickly spent. This abrupt downturn in spending patterns has caused short-term concern for many of our media, consulting and Internet companies. We believe these issues will prove to be transitory and the higher quality, well-positioned companies we own will actually end up being the beneficiaries of this shakeout.

      Uncertainty was the one overriding theme dominating equity markets in the quarter. Uncertainty over Federal Reserve actions, the Presidential election, declining earnings and currency issues have left investors with little information. To some extent, those conditions are the perfect environment for our strategy. By doing the fundamental research, by knowing our companies and what drives their businesses, and by staying close to management, we are able to discern what news is important and what is irrelevant. We are taking advantage of stock market volatility to upgrade the portfolio.

LAMCO: Would you highlight stocks that have figured in portfolio decisions over the past several months? What was the rationale for the decision in each case?

JOSTRAND: I believe that the most important decision with regard to our portion of the fund this year has been the decision to significantly decrease our exposure to semiconductors throughout the year. With global growth clearly slowing, worldwide computer demand slowing and semiconductor sales up over 50% on a year-over-year basis, we felt something had to give. Semiconductors have traditionally been a cyclical industry. Reducing semiconductor stocks prior to the September sell-off locked in some gains. Semi conductor stocks would include Texas Instruments, Intel and Linear Technology.


                                                 LIBERTY ALL-STAR GROWTH FUND  9

--------------------------------------------------------------------------------

On the purchase side, we believe the trend toward outsourced manufacturing by technology companies will continue to gain momentum as the preferred cost saving business model. The beneficiaries of this trend should be companies like Solectron.

FOREMAN: This is the ideal time to be taking advantage of real bargains -- quality companies whose stock prices have fallen for specious reasons or because investor sentiment has temporarily changed. We have been able to buy companies that once were out of reach based on our valuation and market capitalization criteria. Over the past quarter, we purchased positions in Aether, GlobeSpan and New Focus. To fund these new holdings, we sold Kana Communications and Viant. Here are some details:

      Among purchases, Aether develops applications and services for delivering data over wireless networks. We believe the wireless delivery of data is the next major step in the evolution of the Internet into a ubiquitous data network. Aether has emerged as an early leader in this space.

      GlobeSpan is a supplier of integrated circuit, software and system design for DSL (Digital Subscriber Line) applications. Broadband access rollout is in its early stages and GlobeSpan should be a key beneficiary of its deployment.

      New Focus designs, manufactures and markets next-generation optical products. Phenomenal increases in data traffic due to the growth of the Internet has driven the need for optical networks.

      Kana was a stock we sold following the release of its second quarter results. Although the company reported strong revenue growth, it also experienced a significant increase in their accounts receivable. To us, this cast doubt on both the quality of the revenue reported and the outlook for continued strong revenue growth.

      We sold Viant when the company preannounced disappointing third quarter revenue growth and earnings. The company suffered this shortfall due to the cancellation of many of the projects it was undertaking with clients.

WEATHERBIE: Extreme Networks was a portfolio holding that doubled in price during our six-month holding period as investors seemed to realize how strongly positioned the company was in the fast growing networking equipment market. However, with the doubling of its price, the stock reached a level where we considered it significantly overvalued. Hence, it was sold. Pericom Semiconductor is a recent purchase. This analog and mixed signal integrated circuit company has many of the same positive characteristics as Micrel, which has been one of our top performers. Analog semiconductors are inherently a highly profitable business with less cyclicality than microprocessors or memory chips and with significant barriers to entry. We feel management is very capable and the company is poised for 30 percent or greater revenue and earnings growth.

LAMCO: Thank you all for your insights.


10  LIBERTY ALL-STAR GROWTH FUND

                    SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (98.7%)                                    SHARES     MARKET VALUE
--------------------------------------------------------------------------------

BROADCASTING & CABLE (4.7%)
AT&T Corp. - Liberty Media Group Class A (a)             96,000     $  1,728,000
Cablevision Systems Corp. Class A (a)                    15,400        1,021,212
Citadel Communications Corp. (a)                         48,665          827,305
Clear Channel Communications, Inc. (a)                    8,700          491,550
Cox Radio, Inc. Class A (a)                              14,500          252,844
EchoStar Communications Corp. Class A (a)                31,400        1,656,350
Hispanic Broadcasting Corp. (a)                          14,000          390,250
Mediacom Communications Corp. (a)                        29,500          475,688
Univision Communications, Inc. Class A (a)               22,600          844,675
Westwood One, Inc. (a)                                  148,140        3,175,751
                                                                    ------------
                                                                      10,863,625
                                                                    ------------
BUSINESS & CONSUMER SERVICES (9.0%)
autobytel.com, Inc. (a)                                   2,400           10,800
Autoweb.com, Inc. (a)                                    52,710           70,829
Catalina Marketing Corp. (a)                             84,960        3,196,620
C-bridge Internet Solutions, Inc. (a)                    27,250          510,938
Cintas Corp.                                             52,060        2,267,864
eBay, Inc. (a)                                           20,000        1,372,500
Equinix, Inc. (a)                                        28,600          253,825
Getty Images, Inc. (a)                                   53,390        1,625,058
HomeStore.com, Inc. (a)                                  11,100          518,925
Paychex, Inc.                                            99,750        5,236,875
Robert Half International, Inc. (a)                     115,890        4,019,934
StarMedia Network, Inc. (a)                               7,600           57,000
TMP Worldwide, Inc. (a)                                  15,180        1,221,990
                                                                    ------------
                                                                      20,363,158
                                                                    ------------
COMMUNICATIONS EQUIPMENT (6.4%)
Aether Systems, Inc. (a)                                  5,000          527,500
American Tower Corp. Class A (a)                         55,897        2,106,618
Corvis Corp. (a)                                          1,700          103,779
Ditech Communications Corp. (a)                          10,810          443,210
Foundry Networks, Inc. (a)                                5,800          388,237
Juniper Networks, Inc. (a)                               18,200        3,984,663
Metromedia Fiber Network, Inc. Class A (a)               21,400          520,288
New Focus, Inc. (a)                                       2,500          197,656
Nokia Corp. (b)                                          80,000        3,185,000
ONI Systems Corp. (a)                                     1,000           86,313
Powerwave Technologies, Inc. (a)                         12,315          467,585
Sonus Networks, Inc. (a)                                  5,000          631,875
Spectrasite Holdings, Inc. (a)                           38,300          710,944
Stanford Microdevices, Inc. (a)                           8,930          477,755
Sycamore Networks, Inc. (a)                               7,000          756,000
                                                                    ------------
                                                                      14,587,423
                                                                    ------------


See Notes to Schedule of Investments.           LIBERTY ALL-STAR GROWTH FUND  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED                               SHARES     MARKET VALUE
--------------------------------------------------------------------------------

COMPUTER & BUSINESS EQUIPMENT (1.7%)
Cognex Corp. (a)                                         70,845     $  2,793,949
StorageNetworks, Inc. (a)                                 3,100          316,781
Zebra Technologies Corp. (a)                             17,800          855,513
                                                                    ------------
                                                                       3,966,243
                                                                    ------------
COMPUTER SERVICES & SOFTWARE (22.3%)
Acxiom Corp. (a)                                         66,900        2,124,075
Akamai Technologies, Inc. (a)                             2,500          131,289
Ariba, Inc. (a)                                          19,100        2,736,373
Aspen Technology, Inc. (a)                               18,770          846,996
Automatic Data Processing, Inc.                          76,000        5,082,500
Blue Martini Software, Inc. (a)                           6,600          233,757
CheckFree Corp. (a)                                      19,770          828,177
Clarent Corp. (a)                                        19,000          748,125
Commerce One, Inc. (a)                                   12,900        1,012,650
Computer Sciences Corp. (a)                              12,100          898,425
Concord EFS, Inc. (a)                                   137,770        4,892,988
Critical Path, Inc. (a)                                   9,070          551,003
Exodus Communications, Inc. (a)                          28,200        1,392,375
Extensity, Inc. (a)                                      24,390          512,190
F5 Networks, Inc. (a)                                     7,510          255,340
Microsoft Corp. (a)                                      26,400        1,590,600
National Instruments Corp. (a)                           57,270        2,527,039
NOVA Corp. (a)                                           20,000          342,500
Oracle Corp. (a)                                         25,000        1,968,750
Packeteer, Inc. (a)                                      20,235          767,665
Phone.com, Inc. (a)                                       7,100          806,738
Portal Software, Inc. (a)                                18,100          724,000
Predictive Systems, Inc. (a)                             51,130          987,448
Proxicom, Inc. (a)                                       19,370          377,715
Rational Software Corp. (a)                              13,200          915,750
Register.com, Inc. (a)                                   27,250          258,875
Scient Corp. (a)                                         18,100          378,969
Siebel Systems, Inc. (a)                                 65,200        7,257,575
VeriSign, Inc. (a)                                       25,300        5,124,831
Vignette Corp. (a)                                       45,700        1,365,288
webMethods, Inc. (a)                                      4,795          552,024
Yahoo! Inc. (a)                                          25,000        2,275,000
                                                                    ------------
                                                                      50,456,848
                                                                    ------------
DRUGS & HEALTH CARE (12.6%)
Abgenix, Inc. (a)                                        18,200        1,470,787
Affymetrix, Inc. (a)                                      6,400          319,200
Andrx Group (a)                                          15,900        1,484,662
Baxter International, Inc.                               28,469        2,272,182
BioChem Pharma, Inc. (a)                                 56,070        1,230,035


12  LIBERTY ALL-STAR GROWTH FUND           See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED                               SHARES     MARKET VALUE
--------------------------------------------------------------------------------

DRUGS & HEALTH CARE (CONTINUED)
Cytyc Corp. (a)                                          32,295     $  1,392,722
Elan Corp. (a)(b)                                        40,800        2,233,800
Eli Lilly & Co.                                          18,275        1,482,559
Genentech, Inc. (a)                                      21,400        3,973,713
Gilead Sciences, Inc. (a)                                 4,700          515,531
Human Genome Sciences, Inc. (a)                           6,800        1,177,250
MedQuist, Inc. (a)                                       36,060          727,961
Medtronic, Inc.                                          55,000        2,849,688
MiniMed, Inc. (a)                                        35,100        3,137,063
ORATEC Interventions, Inc. (a)                           10,095          123,664
Pharmacia Corp.                                          26,180        1,575,709
ResMed, Inc. (a)                                         44,085        1,377,656
Sepracor, Inc. (a)                                        8,200        1,006,038
WebMD Corp. (a)                                          13,700          208,925
                                                                    ------------
                                                                      28,559,145
                                                                    ------------
ELECTRONICS & ELECTRICAL EQUIPMENT (12.3%)
Altera Corp. (a)                                         26,400        1,260,600
GlobeSpan, Inc. (a)                                       2,800          341,600
Intel Corp.                                              80,200        3,338,325
Linear Technology Corp.                                  36,350        2,353,663
Maxim Integrated Products, Inc. (a)                      29,600        2,380,950
Micrel, Inc. (a)                                         61,980        4,152,660
Microchip Technology, Inc. (a)                           66,375        2,194,523
Molex, Inc. Class A                                      92,397        3,828,701
Pericom Semiconductor Corp. (a)                          10,204          377,548
Solectron Corp. (a)                                      72,000        3,321,000
Texas Instruments, Inc.                                  22,150        1,045,203
Xilinx, Inc. (a)                                         39,300        3,365,063
                                                                    ------------
                                                                      27,959,836
                                                                    ------------
FINANCIAL SERVICES (7.8%)
Financial Federal Corp. (a)                             149,000        3,603,938
Freddie Mac                                              50,250        2,716,641
Investment Technology Group, Inc.                        55,215        2,205,149
Investors Financial Services Corp.                       37,110        2,342,569
MBNA Corp.                                               84,750        3,262,875
State Street Corp.                                       24,800        3,224,000
T. Rowe Price Associates, Inc.                            9,900          464,681
                                                                    ------------
                                                                      17,819,853
                                                                    ------------
FOOD, BEVERAGE & RESTAURANTS (1.5%)
Outback Steakhouse, Inc. (a)                             33,630          912,214
Papa John's International, Inc. (a)                      18,370          460,398
Whole Foods Market, Inc. (a)                             36,000        1,932,750
                                                                    ------------
                                                                       3,305,362
                                                                    ------------


See Notes to Schedule of Investments.           LIBERTY ALL-STAR GROWTH FUND  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED                               SHARES     MARKET VALUE
--------------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT (1.9%)
Fastenal Co.                                             52,260     $  3,011,482
Illinois Tool Works, Inc.                                25,100        1,402,463
                                                                    ------------
                                                                       4,413,945
                                                                    ------------
INSURANCE (1.8%)
American International Group, Inc.                       42,187        4,036,769
                                                                    ------------
OIL & GAS (1.7%)
Petroleum Geo-Services (a)(b)                            23,495          405,288
Pride International, Inc. (a)                            93,045        2,465,693
Tidewater, Inc.                                          18,700          850,850
                                                                    ------------
                                                                       3,721,831
                                                                    ------------
REAL ESTATE INVESTMENT TRUST (0.2%)
Pinnacle Holdings, Inc. (a)                              14,200          378,075
                                                                    ------------
RETAIL TRADE (10.2%)
Amazon.com, Inc. (a)                                     14,800          568,875
Bed Bath & Beyond, Inc. (a)                             309,760        7,555,240
The Children's Place Retail Stores, Inc. (a)             51,810        1,334,108
Dollar Tree Stores, Inc. (a)                             81,285        3,297,122
Family Dollar Stores, Inc.                              115,105        2,215,771
The Home Depot, Inc.                                     72,000        3,820,500
99 Cents Only Stores (a)                                 47,471        2,382,451
Staples, Inc. (a)                                       114,750        1,628,016
The Talbots, Inc.                                         5,000          331,250
                                                                    ------------
                                                                      23,133,333
                                                                    ------------
TELECOMMUNICATIONS (4.1%)
CoreComm Ltd. (a)                                        26,515          210,463
McLeodUSA, Inc. Class A (a)                              36,000          515,250
Price Communications Corp. (a)                           59,187        1,157,845
Sprint Corp. (FON Group)                                 60,000        1,758,750
U.S. Cellular Corp. (a)                                  18,300        1,281,000
Vodafone Group PLC (b)                                   82,500        3,052,500
Western Wireless Corp. Class A (a)                       34,815        1,240,284
                                                                    ------------
                                                                       9,216,092
                                                                    ------------
TRANSPORTATION (0.5%)
USFreightways Corp.                                      50,300        1,141,181
                                                                    ------------
TOTAL COMMON STOCKS
(Cost $149,849,642)                                                  223,922,719
                                                                    ------------


14  LIBERTY ALL-STAR GROWTH FUND           See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.0%)                              PAR          MARKET
                                                         VALUE          VALUE
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (2.0%)
SBC Warburg Ltd., Repurchase Agreement dated
9/29/00, 6.50% to be repurchased at $4,427,397
on 10/02/00, collateralized by U.S. Treasury
notes with various maturities to 2027,
with a current market value of $4,522,524.            $4,425,000   $  4,425,000
                                                                   ------------
TOTAL INVESTMENTS (100.7%) (COST $154,274,642)                      228,347,719

OTHER ASSETS AND LIABILITIES, NET (-0.7%)                            (1,601,370)
                                                                   ------------
NET ASSETS (100.0%)                                                $226,746,349
                                                                   ============
NET ASSET VALUE PER SHARE (16,302,347 SHARES OUTSTANDING)                $13.91
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
(b) Represents an American Depositary Receipt.

          Gross unrealized appreciation and depreciation of investments at September 30, 2000 is as follows:
               Gross unrealized appreciation       $  85,395,016
               Gross unrealized depreciation         (11,321,939)
                                                   -------------
                   Net unrealized appreciation     $  74,073,077
                                                   =============


                                                LIBERTY ALL-STAR GROWTH FUND  15

PER SHARE CHANGES IN NET ASSETS / DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                 NINE MONTHS ENDED                           YEAR ENDED DECEMBER 31,
                                SEPTEMBER 30, 2000       --------------------------------------------------------------
                                       (UNAUDITED)         1999          1998          1997          1996          1995
-----------------------------------------------------------------------------------------------------------------------
PER SHARE CHANGES IN NET ASSETS:

Net asset value at beginning of year       $13.44        $13.03        $12.89        $11.27        $10.55         $9.95
                                           ------        ------        ------        ------        ------         -----
Net investment income (loss)                (0.07)        (0.05)        (0.03)        (0.02)         0.01          0.31

Net realized and unrealized
  gains on investments                       1.55          1.83          1.73          2.88          1.86          1.05

Distributions declared                      (1.01)        (1.23)        (1.35)        (1.24)        (1.02)        (0.76)

Change due to rights offering (a)              --            --         (0.21)           --            --            --

Impact of shares issued in dividend
   reinvestment (b)                            --         (0.14)           --            --         (0.13)           --
                                           ======        ======        ======        ======        ======         =====
Net asset value at end of period           $13.91        $13.44        $13.03        $12.89        $11.27        $10.55
                                           ======        ======        ======        ======        ======         =====

(a) Effect of Fund's rights offering for shares at a price below net asset value.
(b) Effect of payment of a portion of distributions in newly issued shares valued at a discount from net asset value.

DIVIDEND REINVESTMENT PLAN

Each registered shareholder of the Fund will automatically be a participant in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan unless the shareholder specifically elects otherwise by writing to the Plan Agent, State Street Bank and Trust Company, c/o EquiServe, P.O. Box 8200, Boston, MA 02266-8200 or by calling 1-800-LIB-FUND (1-800-542-3863). If your shares are held for you by a broker, bank or other nominee, you should contact the institution holding your shares as to whether you wish to participate, or not participate, in the Plan. Participants in the Plan have their dividends and distributions automatically reinvested in additional shares of the Fund. Since 1996 -- the first full year that Liberty Asset Management Company assumed complete management responsibilities for the Fund -- participating shareholders have been rewarded as a result of the consistent reinvestment of distributions. Each share of the Fund owned by shareholders, who have participated in the Dividend Reinvestment Program since 1996, would have grown to 1.692 shares as of September 30, 2000, with a total net asset value of $23.54. Participants are kept apprised of the status of their account through quarterly statements.


16  LIBERTY ALL-STAR GROWTH FUND

[LOGO] LIBERTY                                      ASG
       ALL*STAR                                   ------
      -----------                                 LISTED
      GROWTH FUND                                 ------
                                                   NYSE

FUND MANAGER
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts 02210-2214
1-617-722-6036
Internet: www.libertyallstar.com

INDEPENDENT AUDITORS
PricewaterhouseCoopers, LLP
160 Federal Street
Boston, Massachusetts 02110

CUSTODIAN
The Chase Manhattan Bank
270 Park Avenue
New York, NY 10017-2070

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
State Street Bank and Trust Company c/o EquiServe
P.O. Box 8200, Boston, Massachusetts 02266-8200
1-800-LIB-FUND (1-800-542-3863)
Internet: www.equiserve.com

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street
Boston, Massachusetts 02110

DIRECTORS
Robert J. Birnbaum*
James E. Grinnell*
Richard W. Lowry*
William E. Mayer
Dr. John J. Neuhauser*
Joseph J. Palombo

OFFICERS
Joseph J. Palombo, Chairman of the Board of Directors
William R. Parmentier, Jr., President and Chief Executive Officer
Kevin M. Carome, Executive Vice President
Christopher S. Carabell, Vice President
Mark T. Haley, Vice President
Pamela A. McGrath, Treasurer
William J. Ballou, Secretary

* Member of the audit committee.

--------------------------------------------------------------------------------
Liberty Asset Management Company, the Fund's manager, is one of the Liberty Financial Companies (NYSE: L).

[LOGO] LIBERTY
       FINANCIAL

[LOGO] LIBERTY
       ALL*STAR
      -----------
      GROWTH FUND

Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts  02210-2214

            ASG                  A MEMBER OF THE
          ------                 CLOSED-END
          LISTED                 FUND
          ------                 ASSOCIATION, INC.
           NYSE                  WWW.CLOSED-ENDFUNDS.COM